T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                   T. ROWE PRICE CORPORATE INCOME FUND, INC.
                    T. ROWE PRICE FIXED INCOME SERIES, INC.
                            T. ROWE PRICE GNMA FUND
                      T. ROWE PRICE HIGH YIELD FUND, INC.
                      T. ROWE PRICE NEW INCOME FUND, INC.
                     T. ROWE PRICE PRIME RESERVE FUND, INC.
                         RESERVE INVESTMENT FUNDS, INC.
                    T. ROWE PRICE SHORT-TERM BOND FUND, INC.
              T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.
                   T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                        T. ROWE PRICE SUMMIT FUNDS, INC.
                   T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                   T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
                  T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
                    T. ROWE PRICE TAX-FREE INCOME FUND, INC.
              T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.
              T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
                                      and
                    T. ROWE PRICE U.S. TREASURY FUNDS, INC.

                               POWER OF ATTORNEY

     RESOLVED, that the Corporations/Trusts (collectively the "Corporations/Trusts" and individually the "Corporation/Trust") and each of its directors/trustees do hereby constitute and authorize, William T. Reynolds, Joel
H. Goldberg, and Henry H. Hopkins, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Corporation/Trust to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Corporation/Trust, to be offered by the Corporation/Trust, and the registration of the Corporation/Trust under the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Corporation/Trust on its behalf, and to sign the names of each of such directors/trustees and officers on his behalf as such director/trustee or officer to any amendment or supplement (including Post-Effective Amendments) to the Registration Statement on Form N-1A of the Corporation/Trust filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Registration Statement on Form N-1A of the Corporation/Trust under the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement.

PAGE 27
     IN WITNESS WHEREOF, the above named Corporations/Trusts have caused these presents to be signed and the same attested by its Secretary, each thereunto duly authorized by its Board of Directors/Trustees, and each of the undersigned has hereunto set his hand and seal as of the day set opposite his name.



ALL CORPORATIONS/TRUSTS


____________________________        Treasurer (Principal Financial Officer)
April 19, 2000
Joseph A. Carrier


____________________________        Director/Trustee April 19, 2000
Calvin W. Burnett


____________________________        Director/Trustee April 19, 2000
Anthony W. Deering


____________________________        Director/Trustee April 19, 2000
F. Pierce Linaweaver


____________________________        Director/Trustee April 19, 2000
John G. Schreiber





















                             (Signatures Continued)

PAGE 28
                            JAMES S. RIEPE, Director

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.





              JAMES S. RIEPE, Vice President and Director/Trustee

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.





____________________________                      April 19, 2000
James S. Riepe
















                             (Signatures Continued)

PAGE 29
                        M. DAVID TESTA, Director/Trustee

T. ROWE PRICE CALFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.





____________________________                      April 19, 2000
M. David Testa




















                             (Signatures Continued)

PAGE 30
    WILLIAM T. REYNOLDS, Chairman of the Board (Principal Executive Officer)

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.





                     WILLIAM T. REYNOLDS, Director/Trustee

T. ROWE PRICE GNMA FUND

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.





                  WILLIAM T. REYNOLDS, President and Director

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.





____________________________                      April 19, 2000
William T. Reynolds












                             (Signatures Continued)

T. ROWE PRICE GNMA FUND




____________________________        President     April 19, 2000
Connice A. Bavely


T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.




____________________________        President     April 19, 2000
Charles B. Hill

ATTEST:




____________________________
Patricia B. Lippert, Secretary